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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated April 27, 2016
to
Prospectus dated September 22, 2015

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated September 22, 2015, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 40 of the Prospectus before you decide to invest in our common shares.

Increase in Public Offering Price

        On April 26, 2016, we increased our public offering price from $7.15 per share to $7.30 per share. This increase in the public offering price was effective as of our April 27, 2016 weekly closing and first applied to subscriptions received from April 20, 2016 through April 26, 2016. In accordance with our previously disclosed share pricing policy, the new net offering price per share is not more than 2.5% greater than our net asset value per share as of April 26, 2016.

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  Filed pursuant to Rule 497 File No. 333-199777